Net Loss Per Share	12 Months Ended
Mar. 31, 2024
Net Loss Per Share [Abstract]
NET LOSS PER SHARE

Note 21 – NET LOSS PER SHARE

The Company reports earnings per share in accordance with the provisions of the FASB’s related accounting standard. This standard requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution, but includes vested restricted stocks and is computed by dividing income available to ordinary shareholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised and converted into ordinary shares.

The following is a reconciliation of the basic and diluted earnings per share computation:

	For the Years Ended March 31,
	2024	2023	2022
Net loss attributable to controlling interest	$(4,234,228)	$(21,138,525)	$(3,192,119)
Weighted average shares used in basic computation	1,444,263	509,828	173,966
Diluted effect of stock options and warrants
Weighted average shares used in diluted computation	1,444,263	509,828	173,966
Loss per share – Basic:
Net loss before noncontrolling interest	$(2.93)	$(41.46)	$(18.35)
Add: Net loss attributable to noncontrolling interest	$-	$-	$-
Net loss attributable to controlling interest	$(2.93)	$(41.46)	$(18.35)
Loss per share – Diluted:
Net income before noncontrolling interest	$(2.93)	$(41.46)	$(18.35)
Add: Net loss attributable to noncontrolling interest	$-	$-	$-
Net loss attributable to controlling interest	$(2.93)	$(41.46)	$(18.35)

For the year ended March 31, 2024, 1,024,126 shares underlying outstanding purchase warrants to several investors, and 2,250 shares underlying outstanding purchase warrants to an investment placement agent were excluded from the calculation of diluted loss per share as the options were anti-dilutive.